                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 2, 1995
                                                   ---------------


                        COMMERCIAL FEDERAL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         NEBRASKA                 1-11515               47-0658852
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission          (I.R.S. Employer
     of incorporation)          File Number)     Identification Number)


2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                68124
--------------------------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)



              The original document is comprised of seven pages.

                        COMMERCIAL FEDERAL CORPORATION

                                  FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits:
----------------------------------------------------------------------------

On October 2, 1995, Commercial Federal Corporation (Commercial), consummated its merger with Railroad Financial Corporation (Railroad), parent company of Railroad Savings Bank, fsb, headquartered in Wichita, Kansas. The unaudited pro forma consolidated financial information set forth herein has been prepared for purposes of complying with Regulation S-X of the Securities and Exchange Commission in connection with the filing of the Form 8-K by Commercial relating to the acquisition of Railroad on October 2, 1995.

(a).  Financial Statements of Business Acquired:
------------------------------------------------

The consolidated financial statements of Railroad contained in Railroad's 1994 Annual Report to Stockholders and Quarterly Report on Form 10-Q for the quarter ended June 30, 1995 are incorporated herein by reference to Appendices D and E, respectively, of the Prospectus contained in Commercial's Form S-4 Registration Statement (Reg. No. 33-60589).

(b).  Pro Forma Financial Information:
--------------------------------------

Filed as a part of this report is the requisite unaudited pro forma combined statement of financial position as of September 30, 1995 and the unaudited pro forma condensed combined statement of operations for the three months ended September 30, 1995 and 1994 and the three years ended June 30, 1995.

                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
                                 ------------------------------
                                 (Registrant)


Date:  December 18, 1995         James A. Laphen
       -----------------         -------------------------------------------
                                 James A. Laphen, President, Chief Operating
                                 Officer and Chief Financial Officer (Duly
                                 Authorized and Principal Financial Officer)



Date:  December 18, 1995         Gary L. Matter
       -----------------         -------------------------------------------
                                 Gary L. Matter, Senior Vice President,
                                 Controller and Secretary (Principal
                                 Accounting Officer)

                 Item 7 (b).  Pro Forma Financial Information
                 --------------------------------------------


The unaudited pro forma financial information has been prepared to comply with Regulation S-X of the Securities and Exchange Commission in connection with the filing of Commercial's Form 8-K as of October 2, 1995. Such Form 8-K was filed to announce that on October 2, 1995 Commercial consummated its merger with Railroad, parent company of Railroad Savings Bank, fsb, headquartered in Wichita, Kansas. Pursuant to the terms of the merger agreement, Railroad delivered 2,156,232 shares of common stock to Commercial in exchange for approximately 1,377,617 shares of Commercial's common stock (exchange ratio of
 .6389 based on an average closing price of $35.063). Cash has been paid in lieu of fractional shares. Railroad operated 18 branches and 71 agency offices throughout the state of Kansas and at acquisition date had assets of $602.5 million, deposits of $421.4 million and stockholders' equity of $27.7 million. This acquisition has been accounted for as a pooling of interests. Under this method of accounting, the recorded assets and liabilities of Commercial and Railroad have been carried forward to the surviving corporation in the merger (Commercial Federal Corporation) at their recorded amounts; and income and expenses of Commercial Federal Corporation will include income and expenses of Commercial and Railroad for the entire fiscal year ending June 30, 1996.

The following unaudited pro forma combined statement of financial condition for Commercial has been prepared based on the historical consolidated statement of financial condition for Commercial and Railroad at September 30, 1995. The "Pro Forma Adjustments" column represents the tax-free exchange of .6389 shares of Commercial common stock for each share of Railroad common stock surrendered in connection with this acquisition, resulting in 1,377,617 shares of Commercial common stock issued (2,156,232 net outstanding shares of Railroad common stock at October 2, 1995 multiplied by the exchange ratio of .6389). No consideration was given for fractional shares which have been paid in cash.

                 Item 7 (b).  Pro Forma Financial Information
                 --------------------------------------------

         Unaudited Pro Forma Combined Statement of Financial Condition

--------------------------------------------------------------------------------------------------------
(In Thousands)                                                  At September 30, 1995
                                                                            Pro Forma
ASSETS                                             Commercial   Railroad   Adjustments    Combined
--------------------------------------------------------------------------------------------------------
 Cash............................................  $   33,651   $  4,669         $  --    $   38,320
 Investment securities available for sale........          --      1,980            --         1,980
 Mortgage-backed securities available for sale...      10,029     17,008            --        27,037
 Loans held for sale.............................      54,540     52,635            --       107,175
 Investment securities held to maturity..........     290,364      3,165            --       293,529
 Mortgage-backed securities held to maturity.....   1,298,079     20,169            --     1,318,248
 Loans receivable, net...........................   3,988,777    480,392            --     4,469,169
 Federal Home Loan Bank stock....................      97,110      6,140            --       103,250
 Interest receivable, net........................      36,943      3,553            --        40,496
 Real estate.....................................      16,658      1,847            --        18,505
 Premises and equipment..........................      62,819      4,022            --        66,841
 Prepaid expenses and other assets...............      59,148      3,454            --        62,602
 Goodwill and core value of deposits, net of
  accumulated amortization.......................      31,628      3,435            --        35,063
--------------------------------------------------------------------------------------------------------
 Total assets....................................  $5,979,746   $602,469         $  --    $6,582,215
--------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------------------------------
Liabilities:
 Deposits........................................  $3,629,072   $421,435         $  --    $4,050,507
 Advances from Federal Home Loan Bank............   1,629,354    122,809            --     1,752,163
 Securities sold under agreements to repurchase..     195,755         --            --       195,755
 Other borrowings................................      54,365      9,600            --        63,965
 Interest payable................................      26,197      4,657            --        30,854
 Other liabilities...............................     123,348     16,288            --       139,636
--------------------------------------------------------------------------------------------------------
 Total liabilities...............................   5,658,091    574,789            --     6,232,880
--------------------------------------------------------------------------------------------------------
Commitments and Contingencies....................          --         --            --            --
--------------------------------------------------------------------------------------------------------
Stockholders' Equity:
 Common stock....................................         129        222          (222)          143
                                                                                    14
 Additional paid-in capital......................     140,029      7,375          (392)      146,998
                                                                                   (14)
 Unrealized holding gain on securities
  available for sale, net........................          73         20            --            93
 Retained earnings, substantially restricted.....     181,424     20,677            --       202,101
--------------------------------------------------------------------------------------------------------
                                                      321,655     28,294          (614)      349,335
 Less:  Treasury stock, at cost..................          --       (614)          614            --
--------------------------------------------------------------------------------------------------------
 Total stockholders' equity......................     321,655     27,680            --       349,335
--------------------------------------------------------------------------------------------------------
 Total liabilities and stockholders' equity......  $5,979,746   $602,469         $  --    $6,582,215
--------------------------------------------------------------------------------------------------------

                  Item 7 (b).  Pro Forma Financial Information
                  --------------------------------------------

         Unaudited Pro Forma Condensed Combined Statement of Operations


The following unaudited pro forma condensed combined statement of income of Commercial has been prepared based upon the historical results of operations of Commercial and Railroad for each of the three years in the period ended June 30, 1995 and for the three months ended September 30, 1995 and 1994. This unaudited pro forma statement presents the combined revenue and expenses of Commercial and Railroad as if the companies had been merged as of the beginning of the periods indicated. The unaudited pro forma condensed combined statement of operations and earnings per share presented below and on the following page do not include any expected cost savings or the benefits of related synergies as a result of the merger.

                                                                  Three Months Ended September 30,
                                          ---------------------------------------------------------------------------
                                                           1995                                   1994
                                          -------------------------------------  ------------------------------------
                                                                      Pro Forma                             Pro Forma
(In Thousands, Except Per Share Data)      Commercial    Railroad     Combined    Commercial    Railroad    Combined
----------------------------------------------------------------------------------------------------------------------

Interest income..........................  $   109,798  $   12,905   $   122,703  $    98,100  $    9,149  $   107,249
Interest expense.........................       76,320       8,283        84,603       64,925       5,363       70,288
                                           ---------------------------------------------------------------------------
Net interest income......................       33,478       4,622        38,100       33,175       3,786       36,961
Provision for loan losses................        1,508          75         1,583        1,508          75        1,583
                                           ---------------------------------------------------------------------------
Net interest income after provision for
 loan losses.............................       31,970       4,547        36,517       31,667       3,711       35,378

Non-interest income......................       10,762         627        11,389        7,977       1,618        9,595
Non-interest expense.....................       24,631       5,536        30,167       33,832       4,084       37,916
                                           ---------------------------------------------------------------------------
Income (loss) before income taxes........       18,101        (362)       17,739        5,812       1,245        7,057
Provision for income taxes...............        6,242         251         6,493        5,305         484        5,789
                                           ---------------------------------------------------------------------------
Net income (loss)........................  $    11,859  $     (613)  $    11,246  $       507  $      761  $     1,268
                                           ===========================================================================

Per share net income (loss)..............  $       .91  $     (.28)  $       .78  $       .04  $      .35  $       .09
                                           ===========================================================================
Weighted average shares outstanding......   13,101,792   2,197,000    14,505,455   13,013,915   2,189,000   14,412,467
                                           ===========================================================================

                  Item 7 (b).  Pro Forma Financial Information
                  --------------------------------------------

   Unaudited Pro Forma Condensed Combined Statement of Operations (Continued)

                                                                                   Year ended June 30,
                                                    ------------------------------------------------------------------------------
                                                                      1995                                   1994
                                                    --------------------------------------  --------------------------------------
                                                                                 Pro Forma                              Pro Forma
 (In Thousands, Except Per Share Data)                 Commercial    Railroad    Combined     Commercial    Railroad    Combined
----------------------------------------------------------------------------------------------------------------------------------
Interest income...................................  $   411,929    $   42,439  $   454,368  $   365,474   $   29,178  $    394,652
Interest expense..................................      277,806        26,720      304,526      239,950       16,424       256,374
                                                    ------------------------------------------------------------------------------
Net interest income...............................      134,123        15,719      149,842      125,524       12,754       138,278
Provision for loan losses.........................        6,033           375        6,408        6,033          185         6,218
                                                    ------------------------------------------------------------------------------
Net interest income after provision for loan
   losses.........................................      128,090        15,344      143,434      119,491       12,569       132,060
Non-interest income...............................       37,597         7,469       45,066       32,340        9,550        41,890
Non-interest expense..............................      117,420        16,753      134,173      143,245       18,758       162,003
                                                    ------------------------------------------------------------------------------
Income before income taxes and cumulative
   effects of  change in accounting principles....       48,267         6,060       54,327        8,586        3,361        11,947
Provision for income taxes........................       20,732         2,414       23,146       14,231        1,354        15,585
                                                    ------------------------------------------------------------------------------
Income (loss) before cumulative effects of
   changes in accounting principles...............       27,535         3,646       31,181       (5,645)       2,007        (3,638)
Cumulative effects of changes in accounting
   principles.....................................           --            --           --        5,803           --         5,803
                                                    ------------------------------------------------------------------------------
Net income........................................  $    27,535    $    3,646  $    31,181   $      158  $     2,007         2,165
                                                    ==============================================================================
Per share income (loss) before cumulative
   effects of changes in accounting
   principles....................................   $      2.11    $     1.68  $      2.16  $      (.44) $      .90    $      (.25)
                                                    ==============================================================================
Per share net income.............................   $      2.11    $     1.68  $      2.16  $       .01  $      .90    $       .15
                                                    ==============================================================================
Weighted average shares outstanding..............    13,023,994     2,175,000   14,413,602   12,920,700   2,227,500     14,343,850
                                                    ==============================================================================




                                                               Year Ended June 30,
                                                    --------------------------------------
                                                                      1993
                                                    --------------------------------------
                                                                                 Pro Forma
 (In Thousands, Except Per Share Data)                 Commercial    Railroad    Combined
-------------------------------------------------------------------------------------------
Interest income...................................  $   372,778    $   29,578  $   402,356
Interest expense..................................      256,468        17,489      273,957
                                                    ----------------------------------------
Net interest income...............................      116,310        12,089      128,399
Provision for loan losses.........................        5,735           252        5,987
                                                    ----------------------------------------
Net interest income after provision for loan
   losses.........................................      110,575        11,837      122,412
Non-interest income...............................       23,277        10,757       34,034
Non-interest expense..............................       83,233        16,495       99,728
                                                    ----------------------------------------
Income before income taxes and cumulative
   effects of  change in accounting principles....       50,619         6,099       56,718
Provision for income taxes........................       19,841         2,321       22,162
                                                    ----------------------------------------
Income (loss) before cumulative effects of
   changes in accounting principles...............       30,778         3,778       34,556
Cumulative effects of changes in accounting
   principles.....................................           --            --           --
                                                    ----------------------------------------
Net income........................................  $    30,778    $    3,778  $    34,556
                                                    ========================================
Per share income (loss) before cumulative
   effects of changes in accounting
   principles....................................   $      2.43    $     1.72  $      2.46
                                                    ========================================
Per share net income.............................   $      2.43    $     1.72  $      2.46
                                                    ========================================
Weighted average shares outstanding..............    12,647,363     2,195,000   14,049,749
                                                    ========================================